UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 30, 2011

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ACUITY BRANDS, INC.
(Exact name of registrant as specified in its charter)

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Delaware	001-16583	58-2632672
(State or other jurisdiction of Company or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1170 Peachtree St., N.E., Suite 2400, Atlanta, GA	30309
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 404-853-1400
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 5, 2011, the Company issued a press release containing information about the Company's results of operations for its fiscal quarter and year ended August 31, 2011. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference. The information contained in this paragraph, as well as Exhibit 99.1 referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On September 30, 2011, the Board of Directors of Acuity Brands, Inc. (the “Company”) approved an amendment and restatement of the Company's by-laws (the “Amended and Restated Bylaws”). The following is a summary of the changes effected by the Amended and Restated Bylaws, which summary is qualified in its entirety by reference to the Amended and Restated Bylaws, attached hereto as Exhibit 3.1 to this Current Report on Form 8-K, which is incorporated herein by reference:

1.
Changes to conform to recently amended Delaware law allowing a company's board to establish separate notice and voting record dates, which could permit the Company to better match voting interests with economic interests by selecting a later record date for voting purposes and thereby reducing the period during which buyers may be disenfranchised because they purchase after the voting record date and are therefore not able to vote;

2.	New language to add a description of the Chief Financial Officer role in the officer discussion;

3.	Updates to the indemnity language to conform to current language in the Delaware code; and

4.	Addition of severability language to protect against the finding of unenforceability of one provision jeopardizing the enforceability of all of the bylaws.
Item 8.01. Other Events.
On October 4, 2011, the Company issued a press release announcing that the Board of Directors authorized the repurchase of an additional 2,000,000 shares of the Company's outstanding common stock. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.
On September 30, 2011, the Board of Directors declared a quarterly dividend of 13 cents per share and announced that it will hold its annual meeting of stockholders on January 6, 2012. A copy of the press release is attached hereto as Exhibit 99.3 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

3.1	Amended and Restated Bylaws of Acuity Brands, Inc. (Filed with the Commission as part of this Form 8-K).
99.1	Press Release dated October 5, 2011 (Filed with the Commission as part of this Form 8-K).
99.2	Press Release dated October 4, 2011 (Filed with the Commission as part of this Form 8-K).
99.3	Press Release dated September 30, 2011 (Filed with the Commission as part of this Form 8-K).

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: October 5, 2011

ACUITY BRANDS, INC.

By:	/s/ Richard K. Reece
Richard K. Reece
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

3.1	Amended and Restated Bylaws of Acuity Brands, Inc. (Filed with the Commission as part of this Form 8-K).
99.1	Press Release dated October 5, 2011 (Filed with the Commission as part of this Form 8-K).
99.2	Press Release dated October 4, 2011 (Filed with the Commission as part of this Form 8-K).
99.3	Press Release dated September 30, 2011 (Filed with the Commission as part of this Form 8-K).